Exhibit 10.7

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Sheppard, Mullin, Richter & Hampton LLP 650 Town Center Drive, 10th Floor Costa Mesa, California 92626 Attention: David Hengstler APN: 08-36-376-056; 08-36-376-057
THIS SPACE ABOVE FOR RECORDER'S USE
ADDITIONAL ADVANCE AND THIRD MODIFICATION AGREEMENT
(Short Form – Gateway Tech Project)
This ADDITIONAL ADVANCE AND THIRD MODIFICATION AGREEMENT (Short Form – Gateway Tech Project) (this "Agreement") is dated as of February 9, 2024, by and between KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company ("Trustor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below (the "Lenders").
RECITALS
A.    Under that certain Term Loan Agreement dated as of October 17, 2018 (the "Original Loan Agreement"), by and among Trustor, KBSIII 1550 West McEwen Drive, LLC ("McEwen Borrower"), KBSIII 515 Congress, LLC ("515 Congress Borrower") and KBSIII Domain Gateway, LLC, each a Delaware limited liability company ("Domain Gateway Borrower"; Domain Gateway Borrower, together with Trustor, McEwen Borrower and 515 Congress Borrower are referred to herein collectively as "Original Borrowers"), Agent and the Lenders, as such Original Loan Agreement was amended by (i) that certain (1) First Modification and Additional Advance Agreement (Long Form) dated as of January 23, 2020, by and among Original Borrowers, KBSIII 201 17th Street, LLC, a Delaware limited liability company ("17th Street Borrower"; 17th Street Borrower, 515 Congress Borrower, McEwen Borrower and Trustor are referred to herein collectively as the "Borrowers"), Agent and the Lenders (the "First Modification (Long Form)"), and (2) First Modification and Additional Advance Agreement (Short Form – Gateway Tech Project) dated as of January 23, 2020, by and between Agent and Trustor, and recorded as Instrument No. 13177045 in the Official Records of Salt Lake County, Utah (the "Official Records") on January 24, 2020 (the "First Modification (Short Form)"), (ii) that certain (1) Second Modification Agreement (Long Form) dated as of February 28, 2023, by and among Borrowers, Agent and the Lenders (the "Second Modification (Long Form)"), and (2) Second Modification Agreement (Short Form – Gateway Tech Project) dated as of February 28, 2023, by and between Agent and Trustor, and recorded as Instrument No. 14077002 in the Official Records on March 1, 2023 (the "Second Modification (Short Form)"), and (iii) the other Prior Modification Documents (as defined in the

SMRH:4854-6588-2272.3	-1-

Third Modification (Long Form) (as defined below); the Original Loan Agreement, as amended by the Prior Modification Documents (as defined in the Third Modification (Long Form)), as the same may be further amended or modified in writing from time to time, is referred to herein as the "Loan Agreement"), Lenders agreed to make a term loan of up to $215,000,000.00 to Borrowers consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement), which loan amount was subsequently increased to up to $325,000,000.00 (consisting of a Revolving Portion and a Non-Revolving Portion) (as the same may be further amended hereby and by the Third Modification (Long Form), the "Loan") pursuant to the First Modification (Long Form) and the First Modification Agreement (Short Form). Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement or the Third Modification (Long Form), as applicable.
B.    Borrower's obligations under the Loan are evidenced by those certain:
(i)    Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Citizens Bank, a national banking association (the "Citizens Bank Note");
(ii)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $40,000,000.00, made by Borrowers in favor of Associated Bank, a National Association (the "Associated Bank Note");
(iii)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Regions Bank (the "Regions Bank Note");
(iv)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $60,000,000.00, made by Borrowers in favor of City National Bank, a national banking association (the "City National Bank Note");
(v)    Second Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $95,000,000.00, made by Borrowers in favor of U.S. Bank National Association, a national banking association (the "US Bank Note" and collectively with the Citizens Bank Note, Associated Bank Note, Regions Bank Note and City National Bank Note, the "Notes"); and
(vi)    Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Gateway Tech Project) recorded as Instrument No. 12869683 in the Official Records on October 17, 2018 (as the same was amended pursuant to the First Modification (Long Form), the First Modification (Short Form), the Second Modification (Long Form) and the Second Modification (Short Form), as the same may be further amended or modified from time to time (including hereby), the "Deed of Trust"), which Deed of Trust encumbers the real property described on Exhibit A attached hereto and incorporated herein by reference.
C.    Concurrently with entering into this Agreement, Borrowers, Agent and Lenders are entering into that certain Additional Advance and Third Modification Agreement (Long Form) of even date herewith (the "Third Modification (Long Form)") pursuant to which Lenders

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have agreed to amend the Loan Documents, subject to the terms and conditions of the Third Modification (Long Form).
D.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Deed of Trust, the Notes, and the other "Loan Documents" described in the Loan Agreement and the Third Modification (Long Form). This Agreement and the Third Modification (Long Form) also shall constitute Loan Documents.
AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Trustor hereby agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Third Modification (Long Form) is incorporated in this Agreement by reference, as though set forth in full herein.
3.On and subject to the terms and conditions of the Third Modification (Long Form), Agent and Lenders have agreed to, among other things, (A) provide for one automatic extension of the current Maturity Date (the extended Maturity Date referred to in this clause is referred to herein as the “Initial Extended Maturity Date”), and (B) subject to the terms and conditions of the Third Modification (Long Form), (i) provide for a conditional extension of the Maturity Date beyond such Initial Extended Maturity Date, (ii) convert the Revolving Debt into debt under the Non-Revolving Portion (such that it may not be reborrowed once repaid) and eliminate the Revolving Portion (and the rights of Borrower to borrow Loan proceeds on a revolving basis thereunder) under the Loan Documents, (iii) eliminate the Accordion Option, (iv) provide for a holdback of a portion of the Loan (consisting of the Tenant Improvement Allocation and the General Use Allocation (as such terms are defined in the Third Modification (Long Form)) to be disbursed subject to the satisfaction of certain terms and conditions, including, among other things, Borrower's causing the release of one of the Projects (subject to the terms of the Third Modification (Long Form)), (v) provide for certain cash management mechanisms, (vi) modify certain terms and provision related to the interest rate, and (viii) amend certain other terms and conditions described herein, in each case, subject to the terms and conditions of the Third Modification (Long Form).
4.The Deed of Trust is hereby amended as follows:
(a)All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Third Modification (Long Form).
5.In addition to all other indebtedness and obligations secured thereby, the Deed of Trust is amended to secure the payment and performance of the Loan as amended, and all present and future indebtedness and obligations of Borrowers under (i) the Notes, (ii) the Loan Agreement and the other Loan Documents, as amended by the Third Modification (Long Form), (iii) the Third Modification (Long Form), (iv) this Agreement, (v) any Lender-Provided Swap Transactions, and

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(vi) any and all amendments, modifications, renewals and/or extensions of this Agreement, the Loan Agreement, the Lender-Provided Swap Transactions, the other Loan Documents and/or the Third Modification (Long Form), regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement.
6.All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Third Modification (Long Form).
7.This Agreement shall be governed by the laws of the State of Utah, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
8.This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
9.Section 10.33 of the Loan Agreement (Limited Recourse Provision) and Section 10.13 of the Loan Agreement (Joint Borrower Provisions) are by this reference hereby incorporated in their entirety.
10.Not a Novation. The parties each agree and acknowledge that the modifications set forth herein are not intended to be a novation or to constitute or evidence a new loan but rather a continuation of the existing Loan and the lien and charge of the Deed of Trust against the Property, and all assets and properties described in the Deed of Trust shall continue unabrogated and in full force and effect.
[SIGNATURES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.
TRUSTOR:
KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

SMRH:4854-6588-2272
[Signature Page to Third Modification (Short Form)]

ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On February 5, 2024 before me, K. Godin, Notary Public
(insert name and title of the officer)
personally appeared Charles J. Schreiber, Jr. ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ K. Godin (Seal)

SMRH:4854-6588-2272
[Signature Page to Third Modification (Short Form)]

AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
By:     /s/Christopher Coburn
Name:    Christopher Coburn
Title:    SVP

SMRH:4854-6588-2272
[Signature Page to Third Modification (Short Form)]

ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On February 5, 2024 before me, iilandia jaylynn englesby, notary public
(insert name and title of the officer)
personally appeared Christopher Coburn ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Iilandia Jaylynn Englesby (Seal)

SMRH:4854-6588-2272.3	Acknowledgment

EXHIBIT A
LEGAL DESCRIPTION
That certain real property located in the County of Salt Lake, State of Utah and more particularly described as follows:
PARCEL 1:
Beginning at the Northeast corner of Lot 8, Block 98, Plat ''A'', Salt Lake City Survey, said point being South 00°00'59'' East 67.88 feet and South 89°58'53'' West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running thence South 00°04'10'' West 660.00 feet along the West line of said 400 West and being the East line of Block 98 to the Southeast corner of Lot 1, Block 98, Plat ''A'', Salt Lake City Survey; thence South 89°58'54'' West 165.00 feet along the North line of North Temple and being the South line of Block 98 to the Southwest corner of said Lot 1; thence North 00°04'10'' East 0.50 feet along the West line of said Lot 1; thence North 89°53'56'' West 110.23 feet; thence North 88°00'00'' West 4.57 feet; thence North 00°00'27'' West 483.92 feet; thence Northwesterly 69.60 feet along the arc of a 645.28 foot radius curve to the left (center bears South 89°59'33'' West and the long chord bears North 03°05'51'' West 69.57 feet with a central angle of 06°10'48''); thence North 06°11'15'' West 50.04 feet; thence Northwesterly 56.17 feet along the arc of 1098.72 foot radius curve to the right (center bears North 83°48'45'' East and the long chord bears North 04°43'23'' West 56.16 feet with a central angle of 02°55'45'') to the North line of said Block 98; thence North 89°58'53'' East (North 89°58'54'' East, Deed) 294.43 feet along the North line of said Block 98 and to and along the South line of 200 North Street to the point of beginning.
(The foregoing being the boundary description of the 1-lot, SALT LAKE HARDWARE MINOR SUBDIVISION, according to that certain Notice of Amended Minor Subdivision Approval for Salt Lake Hardware Minor Subdivision recorded December 21, 2011 as Entry No. 11300852 in Book 9976 at Page 2542 of the official records of the Salt Lake County Recorder.)
EXCEPTING THEREFROM all the minerals and all mineral rights as conveyed to Union Pacific Land Resources Corporation, a corporation of the State of Nebraska, in that certain Mineral Deed dated April 1, 1971 and recorded October 3, 1996 as Entry No. 6472020 in Book 7504 at Page 1156 of the official records.
FURTHER EXCEPTING THEREFROM any portion thereof lying within the bounds of the following: A portion of Block 98, Plat ''A'', Salt Lake City Survey, lying and situate in the Southwest quarter of Section 36, Township 1 North, Range 1 West, Salt Lake Base and Meridian, Salt Lake City, Salt Lake County, Utah, being more particularly described as follows: Beginning at the Northeast corner of Lot 8, Block 98, Plat ''A'', Salt Lake City Survey said point being South 00°00'59'' East 67.88 feet and South 89°58'53'' West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running thence South 00°04'10'' West 322.11 feet along the West line of said 400 West and being the East line of Block 98; thence South 89°59'40'' West 599.47 feet to a point on the East line of property conveyed to the Utah Transit Authority by Warranty Deed recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879 of the official records of the Salt Lake County Recorder; thence North 00°04'20'' West 321.97 feet along

SMRH:4854-6588-2272.3	Exhibit A

said East line; thence North 89°58'53'' East 600.27 feet to the point of beginning. (now known as Hardware Village Phase 1)
FURTHER EXCEPTING THEREFROM the following described parcel of land conveyed to Salt Lake City
Corporation, a municipal corporation of the State of Utah, in that certain Quit Claim Deed recorded October 27, 2010 as Entry No. 11061707 in Book 9872 at Page 6349 of the official records of the Salt Lake County Recorder, to-wit:
A parcel of land in fee, being part of two (2) entire tracts of property situate in Lots 2, 3 and 4, Block 98, Salt Lake City Survey, Plat ''A'', situate in the East half of the Southwest quarter of Section 36, Township 1 North, Range 1 West, Salt Lake Base and Meridian, State of Utah, incident to the construction of the ''Airport Light Rail Transit Project'', a Utah Transit Authority Project, known as ''ALRT'', and described as follows: Beginning at a Southwest corner of said entire tract, which point is 61.37 feet North 89°58'54'' East from the Southwest corner of said Block 98; and running thence North 00°04'20'' West 15.25 feet along the Westerly boundary line of said entire tract; thence East 32.04 feet; thence South 00°01'46'' West 7.51 feet; thence North 89°59'22'' East 93.01 feet; thence South 88°00'00'' East 198.50 feet; thence South 89°53'56'' East 110.23 feet to the Easterly line of said Lot 2; thence South 00°04'10'' West 0.50 feet along said Easterly lot line to the Southerly boundary line of said entire tracts; thence South 89°58'54'' West 433.63 feet along said Southerly boundary line to the point of beginning.
PARCEL 2:
Beginning at a point on the East line of property conveyed to the Utah Transit Authority by Warranty Deed recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879, of the official records of the Salt Lake County Recorder, said point being North 89°58'54'' East 61.38 feet and North 00°04'20'' West 15.25 feet from the Southwest corner, Block 98, Plat ''A'', Salt Lake City Survey and running thence North 00°04'20'' West 644.75 feet along the East line of said Utah Transit Authority property to the North line of Block 98, Plat ''A'', Salt Lake City Survey; thence North 89°58'53'' East 305.83 feet along the North line of said Block 98; thence Southeasterly 56.17 feet along the arc of a 1,098.72 foot radius curve to the left (center bears North 86°44'30'' East and the chord bears South 04°43'23'' East 56.16 feet with a central angle of 02°55'45''); thence South 06°11'15'' East 50.04 feet; thence Southeasterly 69.60 feet along the arc of a 645.28 foot radius curve to the right (center bears South 83°48'45'' West and the chord bears South 03°05'51'' East 69.57 feet with a central angle of 06°10'48''); thence South 00°00'27'' East 483.92 feet to the North line of property conveyed to Salt Lake City Corporation by Quit Claim Deed recorded October 27, 2010 as Entry No. 11061707 in Book 9872 at Page 6349 of the official records of the Salt Lake County Recorder; thence North 88°00'00'' West 193.94 feet along the North line of said Salt Lake City Corporation property; thence South 89°59'22'' West 93.01 feet along the North line of said Salt Lake City Corporation property; thence North 00°01'46'' East 7.51 feet along the North line of said Salt Lake City Corporation property; thence West 32.04 feet along the North line of said Salt Lake City Corporation property to the point of beginning.
EXCEPTING THEREFROM the following described parcel of land conveyed to the Utah Transit Authority in that certain Special Warranty Deed recorded September 28, 2012 as Entry No.

SMRH:4854-6588-2272.3	Exhibit A

11481044 in Book 10060 at Page 9632 of the official records of the Salt Lake County Recorder, to-wit:
A parcel of land in fee, being part of an entire tract of property situate in Lot 3, Block 98, Salt Lake City Survey, Plat ''A'', situate in the East half of the Southwest quarter of Section 36, Township 1 North, Range 1 West, Salt Lake Base and Meridian, State of Utah, described as follows: Beginning at a point on the Southerly boundary line of said entire tract, said point being 190.33 feet North 89°58'54'' East and 7.59 feet North from the Southwest corner of said Block 98; and running thence North 60°00'00'' East 11.63 feet; thence East 19.42 feet; thence South 60°00'00'' East 14.57 feet to the said Southerly boundary line; thence North 88°00'00'' West 42.14 feet along said Southerly boundary line to the point of beginning.
FURTHER EXCEPTING THEREFROM all the minerals and mineral rights reserved by Union Pacific Railroad Company, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238 in Book 8208 at Page 2578 of the official records of the Salt Lake County Recorder, wherein Gateway Associates, Ltd., a Utah limited partnership, is the Grantee.
ALSO FURTHER EXCEPTING THEREFROM any portion thereof lying within the bounds of the following:
A portion of Block 98, Plat ''A'', Salt Lake City Survey, lying and situate in the Southwest quarter of Section 36, Township 1 North, Range 1 West, Salt Lake Base and Meridian, Salt Lake City, Salt Lake County, Utah, being more particularly described as follows: Beginning at the Northeast corner of Lot 8, Block 98, Plat ''A'', Salt Lake City Survey, said point being South 00°00'59'' East 67.88 feet and South 89°58'53'' West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running thence South 00°04'10'' West 322.11 feet along the West line of said 400 West and being the East line of Block 98; thence South 89°59'40'' West 599.47 feet to a point on the East line of property conveyed to the Utah Transit Authority by Warranty Deed recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879, of the official records of the Salt Lake County Recorder; thence North 00°04'20'' West 321.97 feet along said East line; thence North 89°58'53'' East 600.27 feet to the point of beginning. (now known as Hardware Village Phase 1)
PARCEL 3:
A non-exclusive easement, appurtenant to Parcels 1 and 2 described herein, solely for the purposes of (a) the construction, repair and maintenance of a roadway and related improvements for vehicular and pedestrian ingress and egress, and (b) ingress, egress and access by vehicles and pedestrians to and from said Parcels 1 and 2, as defined, described and created pursuant to that certain Declaration and Grant of Access Easement recorded May 9, 2012 as Entry No. 11387974 in Book 10016 at Page 1021 of the official records of the Salt Lake County Recorder, on, over and across the following described property, to-wit:
Commencing at the Southwest corner of Block 101, Plat ''A'', Salt Lake City Survey; thence running East along the North line of 200 North Street 402.5 feet; thence South 34°51'23'' East 161.85 feet to a point on the South line of 200 North Street, said point being 165 feet West of the Northeast corner

SMRH:4854-6588-2272.3	Exhibit A

of Block 98, Plat ''A'', Salt Lake City Survey; thence West along the South line of 200 North Street 495 feet to the Northwest corner of said Block 98; thence North 131.86 feet, more or less, to the point of beginning.
EXCEPTING from said Parcel 3 any portion thereof lying West of the Easterly line of the following described parcel of land conveyed to the Utah Transit Authority in that certain Warranty Deed recorded May 16, 2006 as Entry No. 9725432 in Book 9294 at Page 9873 of the official records of the Salt Lake County Recorder, to-wit:
A parcel of land in fee for the ''Weber County to Salt Lake Commuter Rail'', a Utah Transit Authority Project, and described as follows: Beginning at the Northwest corner of Block 98, Plat A, Salt Lake City Survey; thence North 00°06'33'' West 131.92 feet to the Southwest corner of Block 101, Plat A, Salt Lake City Survey; thence North 89°54'48'' East 59.82 feet along the South line of said Block 101; thence South 00°00'53'' East 132.00 feet to the North line of said Block 98; thence South 89°59'33'' West 59.60 feet along said North line to the point of beginning.
ALSO FURTHER EXCEPTING THEREFROM said Parcel 3 all the minerals and mineral rights reserved by Union Pacific Railroad Company, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238 in Book 8208 at Page 2578 of the official records of the Salt Lake County Recorder, wherein Gateway Associates, Ltd., a Utah limited partnership, is the Grantee.
APN: 08-36-376-056; 08-36-376-057

SMRH:4854-6588-2272.3	Exhibit A